NOTICE OF ANNUAL MEETING


        To The Stockholders of
        Premier Financial Services, Inc.


             The Annual Meeting of Stockholders of Premier Financial Services, Inc. a Delaware corporation (the "Company"), will be held at the Best Western Stephenson Hotel, 109 South Galena Ave., Freeport, Illinois, at 10:00 A.M., Freeport time, on Thursday, April 27, 1995 for the following purposes:

        1.  To elect two Class I directors for a term of three years.

        2. To consider and vote upon a proposal of the Board of Directors to adopt the 1995 Non-qualified Stock Option Plan.

        3. To ratify and approve the Senior Leadership and Directors Deferred Compensation Plan which was adopted by the Board of Directors effective July 1, 1994.

        4. To transact and act upon such other matters or business as may properly come before said meeting, or any adjournment or adjourn-
            ments thereof.   The Board  of Directors  of the Company  does not
            know of any other matters requiring action by the stockholders to come before the Annual Meeting.

             A complete list of stockholders entitled to vote at the meeting shall be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours for a period of ten days prior to the meeting at Premier Financial Services, Inc.'s corporate office, 27 West Main Street, Suite 101, Freeport, Illinois. The close of business on February 28, 1995 has been selected by the Board of Directors as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.


        BY ORDER OF THE BOARD OF DIRECTORS




        Michael J. Lester                            ***IMPORTANT***
        Secretary                              WHETHER OR NOT YOU EXPECT TO
                                               ATTEND THE MEETING IN PERSON,
                                               PLEASE SIGN THE ACCOMPANYING
                                               PROXY AND MAIL IT NOW IN THE
        March 20, 1995                             ENCLOSED ENVELOPE.












                                   PROXY STATEMENT

        GENERAL INFORMATION

             This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Premier Financial Services, Inc. (the "Company") for use at the 1995 Annual Meeting of Stockholders, (the "Annual Meeting"), and any adjournment or adjournments thereof, to be held on Thursday, April 27, 1995, at 10:00 A.M., Freeport time, at the Best Western Stephenson Hotel, 109 South Galena Ave., Freeport, Illinois.

             Only holders of record of shares of common stock of the Company (the "Common Stock") at the close of business February 28, 1995 will be entitled to notice of and to vote at the Annual Meeting, each share being entitled to one vote. On such date there were 6,522,178 shares of Common Stock outstanding. The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the voting powers of the shares outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business. The inspectors of election will treat abstentions (including broker non-votes) as shares present for purposes of determining the existence of a quorum.

             Any stockholder who executes the enclosed proxy may revoke it any time before it has been exercised by a later dated proxy or by giving notice of such revocation to the Company in writing or in an open meeting before such proxy is voted. Attendance at the meeting will not in and of itself constitute the revocation of a proxy. Otherwise, all properly executed proxies received at or before the meeting will be voted in accordance with the instructions contained therein. If no instructions are given, such proxies will be voted: (1) FOR the election of directors as stated below, (2) FOR the proposal to adopt the 1995 Non-qualified Stock Option Plan, (3) FOR the proposal to ratify and approve the Senior Leadership and Directors Deferred Compensation Plan, and (4) in the discretion of the named proxies, upon such other matters as may properly come before the meeting.

             The cost of solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by persons regularly employed by the Company or its subsidiaries, by personal interview, telephone or telegraph. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the stock held of record by such persons, and the Company may reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

             A copy of the Company's Annual Report for the year ended December 31, 1994, including audited financial statements has previously been sent to stockholders. The approximate date on which this proxy statement and form of proxy were first sent to stockholders was March 20, 1995.













                          PROPOSAL 1: ELECTION OF DIRECTORS

                           INFORMATION CONCERNING NOMINEES


             The Company's Restated Certificate of Incorporation provides that the Board of Directors shall consist of not fewer than five nor more than twenty directors, with the specific number to be fixed from time to time by a resolution adopted by at least a majority of the Board of Directors. The number of directors is currently fixed at eight. The Company's Restated Certificate of Incorporation further provides that the Board of Directors is to be divided into three classes that are to be as nearly equal in number as possible. The terms of two directors who are presently serving on the Board, Charles M. Luecke and H. Barry Musgrove, expire at the Annual Meeting. The Board of Directors has renominated Messrs. Luecke and Musgrove for election as Class I directors for a term ending at the Annual Meeting in 1998 or until their successors are elected and qualified.

             Unless otherwise indicated, proxies will be voted for the election of the nominees below. If a nominee becomes unable or unwilling to serve, proxies will be voted for such persons, if any, as shall be designated by the Board. Each nominee has agreed to serve as a director, if elected, and the Board of Directors does not presently know of any circumstances which would render any nominee named herein unavailable.

             The Company's by-laws provide that all elections of directors shall be decided by a plurality vote. Since two positions are to be filled on the Board of Directors, the two nominees receiving the highest number of votes cast at a meeting at which a quorum is present will be elected as directors. Abstentions (including broker non-votes) will not be counted in determining the number of votes received by any nominee.

        Class I Nominees (If elected, term will expire in 1998)


                                          Principal Occupation and Year
         Name                   Age       First Elected a Director (1)
         Charles M. Luecke      65        President, Luecke Jewelers, LTD.
                                          (jewelry store) - 1978

         H. Barry Musgrove      60        Chairman of the Board and
                                          President, Frantz Manufacturing
                                          Company. (manufacturer of anti-
                                          fricton products) - 1987



















        - - - - - - - - - - - - Continuing Directors - - - - - - - - - - - - -



        Class II (Term expires 1996)


                                          Principal Occupation and Year
         Name                   Age       First Elected a Director (1)
         R. Gerald Fox          58        President & Chief Executive
                                          Officer, F.I.A. Publishing
                                          Company. (publisher of financial
                                          books and periodicals) - 1993

         Richard L. Geach       53        Chairman of the Board, President &
                                          Chief Executive Officer of the
                                          Company - 1978

         Edward G. Maris        59        Senior Vice President, Chief
                                          Financial Officer, Secretary &
                                          Treasurer, Northwestern Steel and
                                          Wire Company (raw steel production
                                          and finished steel/wire products)
                                          - 1990



        Class III  (Term expires 1997)


         Donald E. Bitz         66        Retired Chairman of the Board &
                                          Chief Executive Officer, Economy
                                          Fire and Casualty Co. (insurance
                                          Company) - 1979
         David L. Murray        52        Executive Vice President and Chief
                                          Financial Officer of the Company
                                          - 1981

         Joseph C. Piland       61        Educational Consultant and Retired
                                          President, Highland Community
                                          College - 1987

        (1) Each director has engaged in the principal occupation indicated for at least five years, except as follows:

             - Joseph C. Piland has been an Educational Consultant since 1992.
               Prior to 1992, he was President, Highland Community College, for more than five years.

             - Donald E. Bitz retired as Chairman of the Board & Chief
               Executive Officer, Economy Fire & Casualty Company in 1993, a position he had held for more than five years.














                             BOARD AND COMMITTEE MEETINGS




             During 1994, the Board of Directors held 8 regular meetings. Each Director attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

             The Board of Directors has established several committees to assist in the discharge of its responsibilities.

             The Executive Committee meets in situations where it is impractical and/or unnecessary to meet as a full Board of Directors. The Committee may consist of any five directors, one of whom must be Richard L. Geach or David L. Murray. The Committee did not meet in 1994.

             The Governance Committee evaluates and makes recommendations regarding Board composition, qualifications of directors and other administrative issues with respect to the Board and Boards of Directors of Subsidiary Companies. Current members are R. Gerald Fox and Joseph
        D.  Piland.    Among  other  functions,  the  Committee  serves  as  a
        nominating committee which selects and nominates members of the Board of Directors. Nominees recommended by stockholders in writing to the Secretary of the Company at 27 West Main Street, Suite 101, Freeport,
        Illinois   61032, in  accordance with the  procedures set  forth below under "Notice Provisions for Stockholder Nominations of Directors", will be considered by the Committee. The Committee met twice in 1994.

             The current members of the Compensation Committee are Messrs. Donald E. Bitz, Edward G. Maris and H. Barry Musgrove. Among other functions, the Committee makes recommendations to the Board of Directors as to the compensation of the Executive Officers and outside Directors as well as with respect to the Company's Benefit Programs. The Committee also interprets and administers the Company's Benefit Plans. The Committee met three times in 1994.

             The Audit Committee consists of two permanent members and one other outside director on a rotating basis. Messrs. Charles M. Luecke and Joseph C. Piland currently serve as permanent members. The Committee reviews the financial audits of the Company and its subsidiaries, both internal and independent, and examines matters relating to the financial statements of the Company. The Committee held seven meetings in 1994.



                           DIRECTORS FEES AND COMPENSATION


             As of December 31, 1994, Directors who were not employees of the Company were paid an annual retainer fee of $ 9,000 and $ 400 per meeting attended for committee participation. Employees of the Company are not compensated separately for their services as directors.

                                  EXECUTIVE OFFICERS

             The following table sets forth the names and ages of the executive officers of the Company, as well as their respective positions with the Company and its subsidiaries: (1)



         Name                     Age     Position(s)                (2)
         Richard L. Geach         53      Chairman of the Board, President,
                                          & Chief Executive Officer of the
                                          Company, Premier Acquisition
                                          Company, First Bank North, First
                                          Bank South, First National Bank
                                          of Northbrook, First Security
                                          Bank of Cary-Grove, and a director
                                          of all Subsidiary Companies.

         David L. Murray          52      Executive Vice President/Chief
                                          Financial Officer and a Director
                                          of the Company and of all
                                          Subsidiary Companies.

         Kenneth A. Urban         56      Division Head, Non-Bank Products
                                          Division of the Company,
                                          President, Premier Trust Services,
                                          Inc., and a Director of all
                                          Subsidiary Companies.
         Michael J. Lester        47      Division Head, Product and Sales
                                          Support Division of the Company,
                                          President, Premier Operating
                                          Systems, Inc. and a Director of
                                          all Subsidiary Companies.

         Lan Pinney               55      Division Head, Community Banking
                                          Division of the Company, and a
                                          Director of all Subsidiary
                                          Companies.

         Scott Dixon              40      Division Head, Retail Banking
                                          Division of the Company, and a
                                          Director of all Subsidiary
                                          Companies.
         Steve E. Flahaven        39      Division Head, Commercial Banking
                                          Division of the Company, and a
                                          Director of all Subsidiary
                                          Companies.



        (1) The Company's "subsidiaries" as used herein consist of First Bank North, First Bank South, First National Bank of Northbrook, First Security Bank of Cary-Grove, Premier Acquisition Company, Premier Trust Services, Inc., Premier Insurance Services, Inc., and Premier Operating Systems, Inc.

        (2) Each executive officer has held the position or office indicated [or other comparable responsible position(s)] for at least five years, except that all offices and positions with Premier Acquisition Company have been held only since 1992 when Premier Acquisition Company was organized, and all positions with First National Bank of Northbrook and First Security Bank of Cary-Grove have been held only since 1993 when such banks were acquired.















            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

             Under regulations of the Securities and Exchange Commission, persons who have power to vote or dispose of Common Stock, either alone or with others, are deemed to be beneficial owners of such Common Stock. Because the voting or dispositive power of certain shares of Common Stock listed in the following table is shared, the same shares in such cases are listed opposite more than one name in the table. The total number of shares of Common Stock stated in the Table as being owned, directly or indirectly, as of the date indicated, after elimination of such duplication is 2,814,478 shares; (37.17 %) of the outstanding Common Stock.

             The following table sets forth the holders of more than 5% of the voting securities of the Company, as known by the Company as of February
        28, 1995:


                                                     Amount &
         Title of  Name and Address of Beneficial    Nature of       Per
         Class     Owner                             Beneficial      Cent of
                                                     Ownership       Class
         Common    Premier Trust Services, Inc.      1,131,451 (1)    14.94%
                   110 West Main Street
                   Freeport, IL 61032

                   Premier Financial Services, Inc.    667,902 (2)     8.82%
                   Savings and Stock Plan
                   c/o Premier Trust Services, Inc.
                   110 W. Main Street
                   Freeport, IL 61032

                   NBD Bank N.A.                       736,842 (3)     9.73%
                   Trustee of the Thomas D.
                   Flanagan Blind Voting Trust
                   dated 7/15/93
                   P.O. Box 77975
                   Detroit, MI 48277
                   American Midwest Bank & Trust       569,321 (4)     7.52%
                   Trustee of Trust Number 6486
                   u/t/a dated 7/15/93
                   1600 West Lake Street
                   Melrose Park, IL 60160

                   Richard L. Geach                    438,212 (5)     6.19%
                   1944 Mesa Drive
                   Freeport, IL 61032

















        (1) Includes   667,902  shares  listed  opposite   Premier  Financial
            Services, Inc.  Savings and  Stock Plan.   ("Savings and  Stock
            Plan").  The
            shares are held in various capacities with Premier Trust Services, Inc. The trust company had full investment power with regard to 885,317 shares (11.69%), shared investment power with regard to 18,015 shares (.24%), and no investment power with regard to the remaining 228,119 shares (3.01%). Such Trust Company had no voting authority with regard to any shares held.

        (2) Includes 251,241 shares in the Employee Stock Ownership portion of the Plan ("ESOP"), and 416,661 shares held in the 401(K) and profit sharing portions of the Plan. Investments in shares in the 401(K) and profit sharing portions of the Plan are discretionary with individual participants. The Company has no voting authority with respect to any shares held in the Savings and Stock Plan.

        (3) Represents shares of Common Stock issuable within 60 days upon the conversion of $ 7,000,000 of the Company's Series B Convertible (non-voting) Preferred Stock, which is convertible into Common Stock at $ 9.50 per share. Terms of the Trust direct that shares of Common Stock, (if any) be voted in proportion to all other shares of Common Stock with respect to any issue requiring a vote of the holders of the Common Stock.

        (4) Includes 26,315 shares of Common Stock issuable within 60 days upon conversion of $250,000 of the Company's Series B Convertible (non-voting) Preferred Stock, which is convertible into Common Stock at $ 9.50 per share, and 543,306 shares of Common Stock
            currently held in  the Trust.   Terms of the  Trust direct that
            shares of Common Stock be voted in proportion to all other shares of Common Stock with respect to any issue requiring a vote of the holders of the Common Stock.

        (5) Includes 6,143 shares held in the Senior Leadership and Directors Deferred Compensation Plan. The Company has full voting and investment power over such shares. Also Includes 180,432 shares held by Janice (Mrs. Richard L.) Geach, 67,042 shares held in the Savings and Stock Plan, and 64,203 option shares which are
            exercisable  within 60 days  of February 28, 1995.   Mr. Geach has
            full voting power over all shares held in the Savings and Stock Plan and investment power over the shares held in the 401(K) and profit sharing portions of the Plan. Mr. Geach disclaims beneficial ownership of the shares held by his wife














             The following table sets forth the number of shares of Common Stock owned beneficially, directly or indirectly, by directors and nominees of the Company, certain executive officers of the Company, and by directors, nominees and executive officers as a group as of February 28, 1995:




         Title of  Name & Address of   Amount & Nature of          Per Cent
         Class     Beneficial Owner    Beneficial Ownership        of Class
                                               (1)   (2)
         Common    Richard L. Geach      438,212        (3) (4)      6.19%

                   Edward G. Maris         3,441                        *

                   Donald E. Bitz         48,973                        *
                   David L. Murray        66,783        (3) (4)         *

                   Joseph C. Piland        8,307                        *

                   R. Gerald Fox          32,976                        *

                   Charles M. Luecke      18,472                        *

                   H. Barry Musgrove      27,429                        *

                   Kenneth A. Urban      106,675        (3) (4)      1.41%

                   All 13 Directors,   1,037,122        (3) (4)     13.70%
                   Nominees &
                   Executive Officers
                   as a group





        * Indicates less than 1% of class.





        (1) Includes 196,357 shares held by or for the benefit of wives and children or by relationship. Directors and officers disclaim beneficial ownership of such shares.


        (2) Includes shares purchased on behalf of individuals and held in the Senior Leadership and Directors Deferred Compensation Plan Trust. The Company has full voting and investment power over
             shares  held  in the  Trust.   A  summary of  those shares  is as
             follows:


        Name                                Number of Shares

        Richard L. Geach                           6,143

        Edward G. Maris                            1,125

        Donald E. Bitz                             1,132

        David L. Murray                            4,702

        Joseph C. Piland                             975

        R. Gerald Fox                                976

        Charles M. Luecke                            442

        H. Barry Musgrove                            972

        Kenneth A. Urban                           4,329

        All 13 Directors, Nominees and            25,212
        Executive Officers as a group


        (3) Includes shares held in the Savings and Stock Plan. Officers have full voting power over all shares and investment power over shares held in the 401(K) and profit sharing portions of the Plan. A summary of those shares is as follows:

         Name                               Number of Shares

         Richard L. Geach                        67,042

         David L. Murray                          5,677

         Kenneth A. Urban                        50,641

         All 7 executive officers as a          120,940
         group


        (4) Includes shares issuable pursuant to stock options with respect to which individuals have a right to acquire beneficial ownership within 60 days of February 28, 1995. A summary of those shares is as follows:


         Name                                  Number of Shares

         Richard L. Geach                          64,203

         David L. Murray                           50,407

         Kenneth A. Urban                          42,099

         All 7 executive officers as a            285,980
         group







                                EXECUTIVE COMPENSATION
     The following table sets forth a three-year summary of compensation for the Chief Executive Officer and each of the four most highly compensated executive officers of the Company whose total salary and bonus payments exceeded $100,000 in the year ended December 31, 1994. Total salary and bonus payments paid to two of the four most highly compensated officers of the Company in the year ended December 31, 1994 did not exceed $100,000.


                       Annual Compensation                        Long Term Compensation
           __________________________________________   ___________________________


                                                                     Awards        Payouts
                                                                  ___________  ___________

                                                     Other Annual              Long Term    All Other
     Name and                                        Compensation   Stock      Incentive    Compensation
Principal Position   Year    Salary ($)   Bonus ($)               Options (#)  Payouts ($)
                                                         (1)                      (2)             (3)
________________   ______  ____________  ________________________  ____________           ____________


Richard L. Geach,    1994     176,292         0         4,800         0           41,443    9,335
President & CEO      1993     173,250         0         4,800       4,550            0      10,240
                     1992     157,450     55,459        4,800         0              0      14,117



David L. Murray,     1994     123,495         0          4,800         0           31,459    7,551
Executive Vice       1993     113,940         0          4,800      2,385             0      7,050
President & Chief    1992     104,980     35,026         4,800         0              0      9,259
Financial Officer
of the Company



Kenneth A. Urban,    1994     107,651          0        4,800         0           30,096    6,516
Division Head,       1993     103,300          0        4,800       1,682            0      6,424
Non-Bank Services    1992      98,992      30,019       4,800         0              0      8,688
Division of the
Company




        (1) Taxable allowance for use of automobiles owned by the executive officer for business purposes.


        (2)  The Company terminated its 1990 Performance Unit Plan in 1994.

             The Plan provided that up to an aggregate of 200,000 units were available for grant. As of the date of termination, 3,727, 2,842, and 2,715 units had been granted to Messrs. Geach, Murray and Urban respectively.

             Payments under the Plan were to be based on improvement in weighted average earnings per share over a period of five years from date of grant. A discounted present value (at 7.50%) for all outstanding units (granted in 1991, 1992 and 1993) was established by the Board of Directors as of December 31, 1994.
             The value was based on actual weighted average earnings per share for 1991 through 1994 and projected earnings per share for 1995
             through 1998 assuming a 20% increase in 1995 and increases       of
             approximately 15% per year thereafter. The discounted amount (including the Company matching payment for the portion which the Named individuals elected to defer under the Senior Leadership and Directors Deferred Compensation Plan) was accrued in 1991
             through 1994 and paid in cash in January, 1995.  Subsequent      to
             payment, all outstanding grants were canceled.


        (3) Amounts accrued for the benefit of the named individuals under the Company's Savings and Stock Plan and Senior Leadership and Directors Deferred Compensation Plan.














             The following table sets forth information regarding stock options exercised by each of the named executive officers during the year ended December 31, 1994, as well as the value of unexercised stock options outstanding at fiscal year end.


                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                AND
                                   FISCAL YEAR-END OPTION VALUES



                                              Number of Unexercised        ValueofUnexercised
                                                    Options                In-The-MoneyOptions
                                              at Fiscal Year End (#)       at Fiscal Year End ($)
                                                                                   (1)


                        Shares
                     Acquired on     Value
     Name            Exercise (#) Realized($) Exercisable Unexercisable Exercisable Unexercisable
__________       _______________   _________   _________  _____________ ___________ _____________
Richard L. Geach         -          -         64,203      20,649       245,743       30,459

David L. Murray          -          -         50,407      10,334       201,175       14,882

Kenneth A. Urban         -          -         42,092       6,993       171,607       9,549


        (1) Based on the fair market value (closing bid price) of the Common Stock of the Company on December 31, 1994, as reported on the National Association of Securities Dealers Automated Operations System -National Market System ("NASDAQ-NMS).


             No awards were made under the Company's 1988 Non-Qualified Stock Option Plan during the fiscal year ended December 31, 1994.



             The Plan provided that the Board of Directors could grant options to key employees to purchase shares of Common Stock. Up to 382,014 shares of Common Stock were authorized for issuance pursuant to the Plan. Options for all 382,014 shares had been granted prior to January 1, 1994. All grants were made in accordance with the terms
        and conditions  of the  Plan.   Each option  is evidenced by  an
        agreement between the Company and the Optionee.

             The Company intends, subject to Shareholder approval, to replace the Plan with the 1995 Non-Qualified Stock Option Plan (the "1995 Plan") effective January 26, 1995. (See Proposal 2 in this Proxy).

             The   Company  terminated  its  1990  Performance  Unit  Plan  in
        December, 1994.   No awards were made under the Plan during the fiscal
        year ended December 31, 1994.

        The Company provides a defined benefit Pension Plan for its employees. Benefits are calculated under a career average formula based upon the highest 25 years of salary. Effective July 1, 1994, benefits accumulating to Plan participants were frozen. Accrued benefits as of that date were fully funded. The following table sets forth the annual benefits payable upon retirement at age 65 to Messrs. Geach, Murray and Urban:


         Name                                Amount Payable
                                              Annually upon
                                               Retirement
         Richard L. Geach                        26,342

         David L. Murray                         24,134

         Kenneth A. Urban                        24,115

        Change in Control Severance Agreements

             The Company has  entered into Change  in Control and  Termination
        Agreements ("Agreements") with certain executive officers, including the Named individuals. The agreements provide for certain benefits during a severance period (12 months) following either 1) a change of control and termination of employment for any reason other than good cause (as defined in the Agreements) at any time during the 24 months after a change of control occurs, or 2) termination of employment by the executive officer for good reason (as defined in the Agreements) at any time during the 24 months following a change of control.

             Subsequent to such change of control and termination, the executive is entitled to receive the following benefits; 1) an amount equal to base salary multiplied by 12, 2) continuation of coverage for the executive, his or her spouse and dependents (for 12 months) under all Company Welfare Plans in which the executive participated prior to termination, except that substantially identical benefits will be provided for any Welfare Plan in which participation is no longer possible, 3) a bonus that would have been paid under any Incentive Plan during the year of termination, pro rated for the number of months actually employed, plus an amount equal to the average bonus paid for the three years preceding termination, 4) receipt of any benefits accrued under any Retirement, Welfare or Incentive Plan in which the executive participated at date of termination, 5) an amount equal to the amount which the Company would have contributed to the Senior Leadership and Directors Deferred Compensation Plan had termination not occurred, and 6) immediate and full vesting of all options with exercise on date of termination or for 200 days thereafter, or, if such acceleration is not permissible under a Plan a payment equal to the excess, if any, of the aggregate fair market value less the aggregate exercise price of such stock on the date of termination. If the executive officer dies during the severance period, his or her spouse or beneficiary will receive the remainder of all unpaid benefits provided under the Agreements.

                         BOARD COMPENSATION COMMITTEE REPORT

             The Compensation Committee of the Board of Directors is responsible for establishing the policies and procedures which determine the compensation of the Company's Executive Officers. The Committee sets base cash compensation and potential bonus compensation annually for the Chief Executive Officer (CEO) and other Executive Officers.
        In addition, the Committee has exclusive authority to grant stock options to Executive Officers. The Committee considers both internal and external data in determining officers' compensation, including input from outside compensation consultants and other independent executive compensation data.

             In creating policies and making decisions concerning executive compensation, the Compensation Committee seeks to:

             1.  ensure that the executive team has clear goals and
                 accountability   with    respect   to    expected   corporate
                 performance;

             2. establish pay opportunities that are competitive within the Company's industry, consistent with it's position in the marketplace and the markets within which it operates;

             3. assess results fairly and regularly in light of expected Company performance; and

             4. align pay and incentives with the long-term interests of the Company's shareholders.


        The objective of the Company's salary program is to help ensure that the organization is able to attract and retain motivated individuals necessary to achieve its goals in the most cost-effective way possible.












             It is our policy that a salary range be established for each position within the Company, and that these ranges be (a) internally equitable (i.e., fair in comparison to ranges established for other positions within the Company), and (b) competitive when compared with the rates paid and ranges utilized by other employers for comparable positions. Each range is divided into quartiles, with the midpoint approximating the average salary paid for comparable positions within the Industry. In determining Industry averages, the Committee reviews a number of external surveys, including surveys provided by banking industry trade groups as well as private firms specializing in compensation. Comparisons focus primarily on Banks and/or Bank Holding Companies of similar size and with similar geographic/market characteristics. It is also our policy that each employee will receive a rate of pay that falls within the range that has been established for his or her position. Executive Officers, including the CEO, may defer up to 20% of their salary each year. The Company matches amounts deferred at 25%.


        Performance Incentives

             The Company utilizes both short term and a long term incentive programs, in tandem with base salaries, to closely tie overall executive compensation to the interests of the Company's shareholders. Executive officer base salaries are set at average or below average rates as compared to peer. The Company's Incentive Programs are then designed to motivate the CEO and other executive officers to manage towards improved shareholder return.

             The Short Term Incentive Program (i.e. cash bonuses) rewards executive officers for surpassing the annual financial plan with regard to earnings. Each year, a financial plan is approved by the Board of Directors. The executive bonus program is then approved based upon that plan, and provides for bonuses only if the financial plan is exceeded. The size of any bonus, which may range from 15.00% - 60.00% of salary, is dependent upon the amount by which actual financial performance exceeds the plan. Executive officers, including the CEO, may defer up to 50% of any bonus. The Company matches amounts deferred at 25%.

             The Long Term Incentive Program uses Stock Options to correlate executive compensation with shareholder value. Executive officers may be granted options as determined by the Compensation Committee. Options are granted at the fair market value of the Company's Common Stock at the time of the award. Executives are allowed to exercise the options on a vesting formula of 20% per year, and all options must be exercised within ten years or they expire. The potential value of options is dependent upon increasing total return (i.e. stock price appreciation plus dividends) to shareholders over time.


        CEO Compensation

             The compensation for the Chief Executive Officer is determined under the same policies and programs as outlined above for all executive officers. The maximum award under the Company's Short Term Incentive Program for the CEO is 60.00% of salary. The CEO may be awarded Options under the Long Term Incentive Program as determined by the Compensation Committee.

             The Compensation Committee assesses the CEO's performance with regard to Board Policies and goals, and the Company's performance versus peers and its financial plan. Salary is set at a level below peer average, with overall compensation closely tied to performance through cash bonuses (for exceeding financial plan) and stock options.





             COMPENSATION COMMITTEE:

             Donald E. Bitz
             Edward G. Maris
             H. Barry Musgrove



               Pursuant to Rule 304(d) of Regulation S-T, Premier Financial Services, Inc. is submitting on paper under cover of Form SE the performance graph that is to appear in registrant's proxy and information statements relating to annual meetings of security holders at which directors will be elected. The following table presents year -end cumulative total returns for the Company, U.S. stocks traded on the NASDAQ over-the-counter market and all Bank stocks traded on the NASDAQ over-the-counter market assuming $100.00 was invested on January 1, 1990 and all dividends were reinvested for the five year period ended December 31, 1994.


         Index              1990      1991       1992       1993      1994
         Premier           $  79     $  126     $  176     $  189    $  189


         NASDAQ Bank          73        120       175        199        199
         Stocks

         U.S. NASDAQ          85        136       158        181        177
         Stocks


             The Company's cumulative total return to shareholders has exceeded the cumulative total return of the U.S. NASDAQ stock market index for the years 1992 through 1994. In 1990 and 1991 the Company's cumulative total return was slightly less than the U.S. NASDAQ stock market index. The Company's cumulative total return exceeded that of Bank stocks traded on the NASDAQ over-the-counter market for years 1990 through 1992, and has been slightly less in 1993 and 1994.



        Compensation Committee Interlocks and Insider Participation

             None of the members of the Compensation Committee is an officer, employee or former employee of the Company. Members of the Compensation Committee or their associates may have loans or loan commitments from the Company's subsidiary banks, but all such loans or loan commitments were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.



                  Compliance with Section 16(a) of the Exchange Act

              Pursuant to Securities and Exchange Commission regulations, the Company must disclose the names of persons who failed to file or filed late a report required under Section 16(a) of the Securities Exchange Act of 1934. Generally, the reporting regulations under Section 16(a) require directors and executive officers to report changes in ownership in the Company's equity securities. Based solely on a review of Forms 3, 4 and 5, including amendments thereto, all such Forms were filed on a timely basis by reporting persons.


                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

             Directors  and  executive  officers  of  the  Company  and  their associates were customers of, and have had transactions with, the Company and in particular its subsidiary banks from time to time in the ordinary course of business. Additional transactions may be expected to take place in the ordinary course of business in the future. All loans and loan commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features.


                                      PROPOSAL 2

                 ADOPTION OF THE 1995 NON-QUALIFIED STOCK OPTION PLAN


             The Board of Directors has approved, subject to stockholder approval, the Company's 1995 Stock Option Plan (the "Plan"). If approved, this Plan will replace the Company's 1988 Stock Option Plan (the "1988 Plan").

             The Plan is intended to recognize employee contributions in achieving the Company's strategic goals, and to enhance the ability of the Company to attract, retain and motivate individuals of the caliber essential to the Company's future growth and success. The Plan also provides an additional incentive to perform by giving key employees an opportunity to acquire, or increase their proprietary investment in, the Company's Common Stock. All options granted under the Plan will be non-qualified stock options.

             The 1988 Plan was scheduled to expire on January 27, 1998. All 382,014 shares of Common Stock reserved for issuance under the 1988 Plan have been awarded. In lieu of seeking approval for additional shares of stock for award under the 1988 Plan, the Board of Directors believes it is in the best interests of the Company and its stockholders to replace the 1988 Plan.

             The Board  of Directors believes  the use of options  has enabled the Company to attract, retain and motivate talented, experienced individuals at salary levels below that which would otherwise have been required if options were not part of the Company's compensation package. Because options provide a potential economic benefit to holders, their use effectively incents Plan participants to endeavor to improve the Company's financial performance, and therefore the performance of the Company's Common Stock in the public market.

        SUMMARY OF THE PLAN

        The following Plan summary should be read in conjunction with the Plan, a copy of which is included in this proxy statement as Exhibit A, and is incorporated herein by reference.

        1. SHARES COVERED BY THE PLAN - The number of shares of Common Stock for which options may be granted shall initially be 200,000 (3.07%) of the Common Stock outstanding on February 28, 1995. The total number of shares available for option will be adjusted on January 1 of each calendar year to 4% of the Company's outstanding shares as of that date, provided that no such adjustment shall reduce the number of shares which may be issued and sold under the Plan below 200,000. The number of shares available for option under the Plan is subject to adjustment for any stock split, dividend, recapitalization or certain other capital adjustments.

        2. ADMINISTRATION - The Compensation Committee (the "Committee") of the Board of Directors of the Company, which will consist of two (2) or more members of the Board who satisfy the "disinterested" administration requirements set forth in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or any successor rule or regulation, will administer and interpret the Plan and may prescribe, in its sole discretion, rules and regulations it deemed necessary for administration of the Plan. No person who is an officer or employee of the Company may be a member of the Committee.

        3. ELIGIBILITY - All persons who have been designated by the Committee as key employees of the Company or any of its subsidiaries are eligible to receive options under the Plan. Currently, the
        Committee has identified 7 key employees as being eligible to participate in the Plan.

        4. TERM OF PLAN - No option may be granted under the Plan after 12/31/2004.

        5. TERMS AND CONDITIONS OF OPTIONS - Each option granted under the Plan will be evidenced by an Agreement between the Company and the employee to whom the option is granted. The Agreement will be subject to the following terms and conditions:

           (a) The exercise price for each share granted will be determined in each case on the date of grant by the Committee, but shall not be less than the fair market value of shares of Common Stock at the time the option is granted. Fair market value is defined as 1) the average of the high and low sales prices per share of Common Stock as reported on the National Association of Securities Dealers Automated Quotations, National Market System ("NASDAQ-NMS") on the date of grant, or 2) if no sales are reported for such date the average of the bid and asked prices per share as quoted on the NASDAQ-NMS on the date of grant, or 3) a price as otherwise determined by the Committee in its discretion.

           (b) Vesting - each option is vested in accordance with the terms of the Agreement evidencing such Option.

           (c) expiration of options - options granted under the Plan expire not later than the first to occur of the following:

              (1) Ten years from the date the option is granted ("option period")

              (2) Three months after a) the retirement of the Optionee under any retirement plan of the Company, b) termination due to total and permanent disability, provided that the Board of Directors may, by resolution, determine that this subparagraph (2) of paragraph (c) shall not apply to any option or portion thereof.

              (3) Six months after an Optionee's date of death, or, at the expiration of the option period by the person or persons entitled to do so under the Optionee's Will, or, if the Optionee fails to make testamentary disposition or die intestate, by the Optionee's legal representative(s).

              (4) Termination of employment for any reason other than those expressed in subparagraphs (2) and (3) of paragraph (c).

           (d) Transferability - options granted under the Plan shall be non-transferable except to their trust, or by will or the laws of descent and distribution, and are be exercisable during the Optionee's lifetime only by the Optionee.

           (e) Payment - Optionee's must pay the purchase price of the shares of Common Stock upon exercise. Payment may be as follows:

              (1) in cash,

              (2) by delivering shares of Common Stock having an aggregate fair market value on the date of exercise equal to the option exercise price,

              (3) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such option having a fair market value on the date of exercise equal to the option exercise price,

              (4) by such other medium of payment that the Committee, in its discretion, authorizes at the time of the grant, or

              (5) by any combination of (1), (2), (3) and (4) above.

        6. CHANGE OF CONTROL PROVISIONS - All outstanding options will become fully exercisable and all restrictions will terminate on such options under a change of control of the Company. The Committee, as constituted before the change of control, may also take any one or more of the following actions;

           (a) provide for the purchase of any option for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered by the option had the option been currently exercisable,

           (b) make such adjustment to any option outstanding as the Committee deems appropriate to reflect the change of control, or

           (c) cause any outstanding option to be assumed by the acquiring or surviving corporation after such change of control. Change of control is defined as:

              (1) direct or indirect acquisition by a person, corporation or group [within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Act") -an "Acquiror"] of beneficial ownership (within the meaning of Section 13(d)(1) of the Act) of the Company's shares having more 20% or more of the votes entitled to be cast at meetings of the stockholders of the Company,


              (2) continuing directors ceasing to comprise a majority of the Board, for which purpose "continuing director" shall mean any individual who is or was a director on January 1, 1995, or any member who becomes a director after that date who is not an Acquiror and whose nomination for election or election to the Board is recommended or approved by resolution of a majority of the continuing members who are then members of the Board or who was included as a nominee in a proxy statement distributed when a majority of the Board consists of continuing directors.

        7. AMENDMENTS - The Plan may be terminated or amended from time-to-time by vote of the Board of Directors without stockholder approval provided that no Plan amendment shall be effective until approved by the Stockholders of the Company insofar as stockholder approval is required to satisfy the requirements of Rule 16b-3 of the 1934 Act.

        8. EXEMPTION FROM LIABILITY - The members of the Committee and of the Board of Directors, and each of them, shall be free from all liability, joint or several, for their acts, omissions and conduct and for all the acts, omissions and conduct of their duly constituted agents in carrying out their responsibilities under the Plan, and the Company shall save them and each of them harmless from the effects and consequences of their acts, omissions and conduct in their official capacity except to the extent that such effects and consequences shall result from their own willful misconduct.

        9. GOVERNING LAWS - The Plan shall be construed, administered and governed under and by the Laws of the State of Illinois.

        10. TAXES - At the time of exercise of any option, the Company may require an Optionee to pay the Company an amount equal to the tax the Company or any subsidiary may be required to withhold to obtain a deduction for Federal and State income tax purposes as a result of the exercise or to comply with applicable law.


        The Board of Directors approved the 1995 Non-Qualified Stock Option Plan on January 26, 1995. Subject to approval by majority vote of a quorum of stockholders, the Plan will become effective as of that date.




        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION of the 1995 Non-Qualified Stock Option Plan.




                                      PROPOSAL 3

                           RATIFICATION AND APPROVAL OF THE
              SENIOR LEADERSHIP AND DIRECTORS DEFERRED COMPENSATION PLAN

             The Board of Directors established the Senior Leadership and Directors Deferred Compensation Plan (the "Plan") effective August 1, 1994. The purpose of the Plan is to permit participants to contribute a portion of their compensation on a pre-tax basis toward retirement benefits, to enhance the overall effectiveness of the Company's executive compensation program and to help attract and retain motivated individuals.

        SUMMARY OF THE PLAN

        The following Plan summary should be read in conjunction with the Plan, a copy of which is included in this Proxy statement as Exhibit B, and is incorporated herein by reference.

        1. ADMINISTRATION - The Board of Directors of the Company will administer the Plan in accordance with its terms and conditions, and will have all powers necessary to carry out the provisions of the Plan, including but not limited to the right to interpret the Plan and prescribe, amend or rescind rules and regulations relating to it.

        2. ELIGIBILITY - All employees who have been designated as "Senior Leadership Employees" by the Board of Directors (currently 7 employees), and all members of the Board of Directors who are not employees of the Company (currently 6 Directors) are eligible to participate in the Plan subsequent to completing an election and enrollment form.

        3. TERM OF PLAN - The Company intends the Plan to be permanent, but reserves the right to amend or terminate the Plan upon written resolution by the Board of Directors.

        4. COMPENSATION DEFERRAL ELECTIONS - Participants may elect to defer annually, in writing and prior to January 1st each Plan year, a portion of compensation otherwise payable to the participant by the Company provided that such deferral amount may not exceed a) 20% of base salary, b) 50% of annual bonus (if any), and c) 100% of Directors fees. Deferral elections are irrevocable with respect to compensation covered by such election.

        5. MATCHING CONTRIBUTIONS - The Company will make a monthly matching contribution, on behalf of each participant, equal to 25% of such participant's deferral contribution.

        6. INVESTMENT OF PARTICIPANTS' ACCOUNTS - All compensation deferral amounts and matching Company contributions will be invested in shares of Common Stock of the Company as of the last day of the month in which said compensation would have been paid to the participant, if not deferred, or as soon thereafter as practicable. All compensation deferral amounts and Company matching contributions will be held in, and invested under a Trust Agreement entered into by the Company to assist it in fulfilling its obligations to participants in the Plan. Such Trust will purchase shares of Company Stock in the market, provided that the Company may, in its discretion, contribute Company Stock to the Trust in an amount equal to the Participant's contributions and Company matching contributions for the month, with the stock valued as of the date of the contribution by the Company. Dividends on shares of Company Stock held in Participant's Accounts will be credited to such accounts, with cash dividends reinvested in Company Stock as soon as practicable. The Company has initially registered 200,000 shares of Common Stock for purchase under the Plan.

        7. VESTING - Participants are fully vested in their compensation deferral account at all times. A Participant becomes fully vested in the Company's matching contributions on the earlier of a) the last day of the Plan year that begins 3 years after the end of the Plan year in which each such matching contribution was made, b) the date of a Participants' employment termination due to death or permanent disability, or c) the Participant's retirement date.

        8. FORFEITURE OF MATCHING CONTRIBUTIONS - Senior Leadership Employees may not, without prior written consent of the Company, directly or indirectly compete, for a period of two (2) years after termination of employment with the Company or any of its affiliate companies within a 25 mile radius of their respective main offices or all matching contributions will be forfeited.

        9. CHANGE OF CONTROL PROVISION - A Participant will become fully vested in all matching contributions upon a change of control of the Company. For purposes of the Plan a change of control will have occurred if 1) any "person" or "group of persons" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act but without regard to the sixty day period referred to in the Rule) directly or indirectly, of shares representing 25% or more of the combined voting power of the Company's then outstanding shares, or 2) at any time during any period of two consecutive years (not including any period prior to January 1, 1994) individuals who at the beginning of such period constituted the Board of Directors (the "incumbent Board") cease to constitute at least a majority of the Board, except that individuals who become Directors subsequent to that period and who are approved by a vote of the Directors than comprising the Board will be considered a member of the incumbent Board.

        10. DISTRIBUTION OF PARTICIPANT'S ACCOUNTS - Participant's accounts will be distributed in the form of cash or Company Stock, in the discretion of the Company, upon termination of employment. Participant's may elect to receive distribution in 1) a lump sum, or
        2) in substantially equal monthly installments over a fixed period of 5, 10, or 15 years, provided that any account less than $5,000 will be distributed in a lump sum. Participants may also request to make a change in their distribution election, or to make an unscheduled withdrawal (to the extent vested). The Plan contains stipulations such as a 10% reduction (which is forfeited) in the amount distributed under a change of election, and a waiting period of 36 months (in the case of an unscheduled withdrawal) before being allowed to make any further compensation deferrals, to discourage such changes or unscheduled withdrawals. Hardship withdrawals (to the extent vested), when requested in writing, may be permitted in cases of unforeseeable emergencies as determined by the Company. In the case of a hardship withdrawal, the withdrawal will be limited to an amount necessary to meet the emergency.

        11. EXEMPTION FROM LIABILITY - Neither the Company, any of its subsidiary Companies nor any individual acting as their employee or agent shall be liable to any participant, former participant or any beneficiary or other person for any claim, loss, liability or expense incurred in connection with the Plan.

        12. GOVERNING LAWS - The Plan shall be construed and administered under the laws of the State of Illinois except to the extent preempted by federal law.

        The Board of Directors adopted the Senior Leadership and Directors Deferred Compensation Plan effective August 1, 1994. A majority vote by a quorum of stockholders is required to ratify and approve the Plan.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE  FOR RATIFICATION
       AND  APPROVAL  of   the  Senior  Leadership  and   Directors  Deferred
       Compensation Plan.
















                                       AUDITORS

             KPMG PEAT MARWICK, independent certified public accountants, have served as the Company's public accountants for the fiscal year ended December 31, 1994, and prior years, and have been selected to serve in that capacity again for the fiscal year ending December 31, 1995. Representatives of KPMG PEAT MARWICK, are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

              NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS OF DIRECTORS

             The Company's Restated Certificate of Incorporation establishes an advance notice procedure with respect to the nomination of directors, other than by or on behalf of the Board of Directors. Under such nomination procedure, any stockholder of the Company who is entitled to vote for the election of directors and who wishes to nominate a candidate for election as a director must give advance written notice to the Company of such nomination. Such notice must be delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company, not fewer than 14 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors. In the event that fewer than 21 days' notice of the meeting is given to stockholders, such written notice must be delivered or mailed in accordance with the preceding sentence not later than the close of business on the 7th day following the day on which notice of the meeting was mailed to the stockholders. Each such notice must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in the notice,
        (ii) the principal occupation or  employment of each such nominee, and
        (iii) the number of shares of stock of the Company beneficially owned by each such nominee and by the nominating stockholder. The chairman of a meeting at which directors are to be elected may, if the facts so warrant, determine that a nomination was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.


                                    OTHER BUSINESS

             Management does not intend to present, and does not have reason to believe others will present, any items of business at the Annual Meeting other than those mentioned in the Notice of the Meeting. However, if any other matters are properly presented for a vote, the proxies will be voted on such matters according to the judgment of the persons named as proxies therein.


                                STOCKHOLDER PROPOSALS

             Stockholders desiring to submit proposals to be voted upon by stockholders at the 1996 Annual Meeting must submit their proposals to the Company's Secretary no later than November 25, 1995.



        BY ORDER OF THE BOARD OF DIRECTORS,




        Michael J. Lester
        Secretary

        Dated:  March 20, 1995


                                                          Appendix


Pursuant to paragraph 232.304(d) of Regulation S-T, Premier Financial Services, Inc. is submitting on paper under cover of Form SE the performance graph which is included in the Definitive Proxy dated March 20, 1995.



                                                          APPENDIX A


                   PREMIER FINANCIAL SERVICES, INC.
                 1995 NON-QUALIFIED STOCK OPTION PLAN


SECTION 1.        Establishment.  PREMIER FINANCIAL SERVICES, INC.
(the "Company"), a Delaware corporation, hereby establishes the Premier Financial Services, Inc. 1995 Non-Qualified Stock Option Plan (the "Plan") pursuant to which key employees of the Company and its Subsidiaries may be granted options to purchase shares of common stock of the Company, par value $5.00 per share ("Common Stock").

SECTION 2. Purpose. The purpose of the Plan is to provide a means whereby key employees of the Company or any Subsidiaries may be given the opportunity to purchase stock of the Company through options to acquire Common Stock. The Plan is intended to advance the interests of the Company by encouraging stock ownership or additional stock ownership by key employees of the Company or any Subsidiary and to advance the interests of the Company by strengthening its ability to hire and retain highly qualified personnel, and to give such personnel added incentive to devote themselves to the future success of the Company. Options granted under this Plan ("Options") are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code.

SECTION 3. Eligibility. All key employees of the Company or any of its Subsidiaries, who have substantial management responsibilities and are employed at the time of the adoption of this Plan or thereafter, shall be eligible to be granted Options to purchase shares of Common Stock under this Plan. Whether a key employee becomes an Optionee under this Plan shall be determined in accordance with Section 6. A "Subsidiary" is any entity of which the Company is the direct or indirect owner of not less than eighty percent (80%) of all issued and outstanding equity interests.

SECTION 4. Number of Shares Covered by Options. The total number of shares of Common Stock that may be issued and sold pursuant to Options granted under this Plan initially shall be 200,000. The total number of shares of Common Stock that may be available for Options under the Plan shall be adjusted on January
1 of each calendar year, within the Applicable Period (as defined below), so that the total number of shares of Common Stock that may be issued and sold under the Plan as of January 1 of each calendar year within the Applicable Period shall be equal to four percent (4%) of the outstanding shares of Common Stock of the Company on such date; provided, however, that no such adjustment shall reduce the total number of shares of Common Stock that may be issued and sold under the Plan below 200,000. For purposes of the preceding sentence, Applicable Period shall be the ten-year period commencing on January 1, 1995 and ending on December 31, 2004. The Stock to be optioned under the Plan may be either authorized and unissued shares or issued shares that shall have been reacquired by the Company. Such shares are subject to adjustment in accordance with the Provisions of Section 8 hereof. The shares involved in the unexercised portion of any terminated or expired Options under the Plan may again be Optioned under the Plan.

SECTION 5. Administration. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall be comprised of two (2) or more members of the Board. All members of the Committee shall satisfy the "disinterested" administration requirements set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor rule or regulation. If at any time any member of the Committee does not satisfy such disinterested administration requirements, no Options shall be granted under this Plan to any person until such time as all members of the Committee satisfy such requirements. No person who is an officer or employee of the Company or Subsidiary shall be a member of the Committee.

        No person other than members of the Committee, shall have any authority concerning decisions regarding the Plan. Subject to the express provisions of this Plan, the Committee shall have sole discretion concerning all matters relating to the Plan and Options granted hereunder. The Committee, in its sole discretion, shall determine the key employees of the Company and its Subsidiaries to whom, and the time or times at which Options will be granted, the number of shares to be subject to each Option, the expiration date of each Option, the time or times within which the Option may be exercised, the cancellation of the Option (with the consent of the holder thereof) and the other terms and conditions of the grant of the Option. The terms and conditions of the Option need not be the same with respect to each Optionee or with respect to each Option.

        The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, an may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made and conditions of the Options granted hereunder by the Committee shall be final and conclusive for all purposes and upon all persons including, but without limitation, the Company, its Subsidiaries, the Committee, the Board, officers and the affected employees of the Company and/or its Subsidiaries and their respective successors in interest.

SECTION 6. Granting of Options. Subject to the provisions of this Plan, the Committee may, within ten years from the date this Plan is adopted from time to time grant Options to any key employee ("Optionee") for such number of shares of Common Stock and upon such terms and conditions as in the judgment of the Committee shall be desirable. Nothing contained in this Plan shall be deemed to give any employee any right to be granted an Option to purchase shares of Common Stock except to the extent and upon such terms and conditions as may be determined by the Committee.

SECTION 7. Terms of Options. Each option granted under this Plan shall be evidenced by an agreement ("Stock Option Agreement") that shall be executed by the President of the Company and by the key employee to whom such options is granted, and shall be subject to the following terms and condition:

        (a) The price at which each share of Common Stock covered by each Option may be purchased shall be determined in each case on the date of the grant by the Committee but shall not be less than the Fair Market Value of shares of Common Stock at the time the Option is granted. For purposes of this Section, the "Fair Market Value" of shares of Common Stock on the date of grant shall be: (i) the average of the high and low sales prices per share of Common Stock as reported on the National Association of Securities Dealers Automated Quotation, National Market System ("NASDAQ-NMS") on the date of the grant; or (ii) if no sales are reported for such date, the average bid and asked prices per share of Common Stock as quoted on the NASDAQ-NMS on the date of grant, or as otherwise determined by the Committee in its discretion.

        (b) Except as otherwise provided in the Plan or in any Option Agreement, the Optionee shall pay the purchase price of the shares of Common Stock upon exercise of any Option: (i) in cash; (ii) in cash received from a broker-dealer to whom the Optionee has submitted an exercise notice consisting of a fully endorsed Option (however, in the case of an Optionee subject to Section 16 of the 1934 Act, this payment Option shall only be available to the extent such insider complies with Regulation T issued by the Federal Reserve Board);; (iii) by delivering shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price; (iv) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise of such Option exercise price; (v) by such other medium of payment as the Committee, in its discretion, shall authorize at the time of grant; or (vi) by any combination of (i), (ii), (iii), (iv) and (v). In the case of an election pursuant to (i) or (ii) above, cash shall mean cash or a check issued by a federally insured bank or savings and loan, and made payable to the Company. In the case of payment pursuant to (ii), (iii), or (iv) above, the Optionee's election must be made on or prior to the date of exercise and shall be irrevocable. In the case of an Optionee who is subject to Section 16 of the 1934 Act and who elects payment pursuant to (iv) above, the election must be made in writing either: (A) within the ten (10) business days beginning on the third business day following release of the Company's quarterly or annual summary of earnings and ending on the twelfth business day following such day; or (B) at least six (6) months prior to the date of exercise of such Option. In lieu of a separate election governing each exercise of an Option, an Optionee may file a blanket election with the Committee which shall govern all future exercises of Options until revoked by the Optionee. The Company shall issue, in the name of the Optionee, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any shares of Common stock purchased by an Optionee through a broker-dealer pursuant to clause (ii) above shall be delivered to such broker-dealer in accordance with C.F.R. 220.3(e)(4) or other applicable provision of law.

        (c) Each Stock Option Agreement shall provide that such
        Option may be exercised by the Optionee in such parts and at such times as may be specified in such Agreement. Any Option granted hereunder shall not expire not later than the first to occur of the following:

             (i) The expiration of ten years from the date such Option is granted (hereinafter called the "Option
             Period").

             (ii) The expiration of three months after the date of either: (A) the retirement of the Optionee under any retirement plan of the Company or any Subsidiary; or (B) the termination of employment of the Optionee with the Company or any Subsidiary due to total and permanent disability. The Committee of the Company may provide by resolution, however, that any terms of this subparagraph
             (ii) of paragraph (c) shall not apply to any Option or portion of an Option.

             (iii) The expiration of the period of six months after the date of the Optionee's death.

             (iv) The expiration of the Option Period, by the person or persons entitled to do so under the Optionee's will, or, if the Optionee shall fail to make testamentary disposition of said Option, or shall die intestate, by the Optionee's legal representative or representatives.

             (v) The termination of employment of the Optionee with the Company or any Subsidiary for a reason other than those expressed in subparagraphs (ii) and (iii) of this paragraph (c).

        (d) Notwithstanding anything herein to the contrary, no Option granted under the Plan prior to approval of the Plan by stockholders may be exercised before such approval, and in the event this Plan is disapproved by the stockholders, then any Option granted hereunder shall become null and void.


        (e) Each Option and right granted under this Plan shall by its terms be nontransferable by the Optionee except to their trust, by will or by laws of descent and distribution, or pursuant to a qualified domestic relation order ( as defined in the Employee Retirement Income Security Act of 1974, as amended), and each Option or right shall be exercisable during the Optionee's lifetime only by him. Notwithstanding the preceding sentence, an Option Agreement may permit an Optionee, at any time prior to his death, to assign all or any portion of an option granted to him to: (i) his spouse or lineal descendant; (ii) the trustee of a trust for the primary benefit of his spouse or lineal descendant; or (iii) a partnership of which his spouse and lineal descendants are the only partners. In such event, the spouse, lineal descendant, trustee or partnership will be entitled to all of the rights of the Optionee with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Option Agreement immediately prior to the effective date of the assignment. Any such assignment will be permitted only if: (i) the Optionee does not receive any consideration therefore; and (ii) the assignment is expressly permitted by the applicable Agreement as approved by the Committee. Any such Agreement shall be evidenced by an appropriate written document executed by the Optionee, and a copy thereof shall be delivered to the Company on or prior to the effective date of the assignment.

        (f) The Stock Option Agreement entered into pursuant hereto may contain such other terms, provisions, and conditions not inconsistent herewith as shall be determined by the Committee including, without limitation, provisions: (i) requiring the giving of satisfactory assurances by the Optionee that the shares are purchased for investment and not with a view to resale in connection with the distribution of such shares, and will not be transferred in violation of applicable securities laws; (ii) restricting the transferability of such shares during a specific period; and (iii) requiring the resale of such shares to the Company at the Option price if the employment of the Optionee terminates prior to a specified time.


SECTION 8. Adjustment of Number of Shares. In the event that a dividend shall be declared upon the shares of Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option granted hereunder and the number of shares reserved for issuance pursuant to this Plan but not yet covered by an Option, shall be adjusted by adding to each of such shares the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation then there shall be substituted for each share of Common Stock subject to any such Option and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged; provided, however, that in the event that such change or exchange results from a merger or consolidation, and in the judgment of the Committee such substitution cannot be effected or would be inappropriate, or if the Company shall sell all or substantially all of its assets, the Company shall use reasonable efforts to effect some other adjustment of each then outstanding Option which the Committee, in its sole discretion, shall deem equitable. In the event that there shall be any change, other than as specified above in this Section 8, in the number of kind of outstanding shares of Common Stock, then if the Committee shall determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an Option and of the shares of Common Stock then subject to an Option or Options, such adjustments shall be made by the Committee and shall be effective and binding for all purposes of this Plan and of each Stock Option Agreement. In the case of any such substitution or adjustment as provided for in this Section, the Option price in each Stock Option Agreement for each share covered thereby prior to such substitution or adjustment will be the Option price for all shares of stock or other securities which shall have been substituted for such shares or to which such shares shall have been adjusted pursuant to this Section. No adjustment or substitution provided for in this Section 8 shall require the Company, in any Stock Option Agreement, to sell a fractional share, and the total substitution or adjustment with respect to each Stock Option Agreement shall be limited accordingly.

SECTION 9. Amendments. This Plan may be terminated or amended from time to time by vote of the Board of Directors, without the approval of the stockholders of the Company to the extent allowed by law; provided, however, that no Plan amendment shall be effective until approved by the stockholders of the Company insofar as stockholder approval thereof is required in order for the Plan to continue to satisfy the requirements of Rule 16b-3 under the 1934 Act.

        No amendment or termination of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee, except that the Board of Directors may amend the Plan in a manner that does not affect Options thereforeto granted upon a finding by the Board of Directors that such amendment is in the best interest of holders of outstanding Options affected thereby.


SECTION 10. Change in Control. Notwithstanding the provisions of the Plan or any Option Agreement evidencing Options granted hereunder upon a Change in Control of the Company (as defined below) all outstanding Options shall become fully exercisable and all restrictions thereon shall terminate in order that Optionees may fully realize the benefits thereunder. Further, in addition to the Committee's authority set forth in Section 5, the Committee, as constituted before such Change in Control, is authorized, and has sole discretion, as to any Option, either at the time such Option is granted hereunder or any time thereafter, to take any one or more of the following actions: (a) provide for the purchase of any such Option, upon the Optionee's request, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Option been currently exercisable; (b) make such adjustment to any such Option then outstanding as the Committee deems appropriate to reflect such Change in Control; and (c) cause any such Option then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control.

        For purposes of this Plan, a "Change in Control" of the Company shall be deemed to have occurred if or upon:

        (a) The direct or indirect acquisition by a person, corporation or other entity or group (within the meaning of Section 13(d)(3) of the 1934 Act, and the rules and regulations thereunder) thereof (an "Acquirer"), of the beneficial ownership (within the meaning of Section 13(d)(1) of the 1934 Act and the rules and regulation thereunder) of shares of the Company which shall result in the Acquirer having more than 20% of the votes that are entitled to be cast at meetings of stockholders of the Company; or

        (b) Continuing Directors cease to comprise a majority of the Board of Directors of the Company (the "Board"), for which purpose a "Continuing Director" shall mean (i) any individual who is (or was) a member of the Board on (or prior to) January 1, 1995, and (ii) any individual who thereafter becomes a member of the Board (A) who is not an Acquirer described in clause (i) above or an affiliate or associate or representative of such Acquirer, and (B) whose nomination for election or election, to the Board is recommended or approved by resolution of a majority of the Continuing Directors then members of the Board, or who was included as a nominee in a proxy statement of the Company distributed when a majority of the Board consists of Continuing Directors.

The Board of Directors may otherwise accelerate the Commencement Date for the Exercise Period (as such terms are defined in the applicable Option Agreement) of an Option or any part thereof at such other times or upon such other occasions, including, but not limited to, anticipation of an event described in Section 6 of the Plan, as the Board of Directors in its sole discretion determines is appropriate.

SECTION 11. Effective Date. The Plan was adopted by the Board of Directors of the Company on January 26, 1995, and authorized for submission to the stockholders of the Company. If the Plan is approved by the affirmative vote of a majority of the shares of the voting stock of the Company entitled to be voted by the holders of stock represented at a duly held stockholders' meeting, it shall be deemed to have become effective as of January 26, 1995. Options may be granted under the Plan prior, but subject to, approval of the Plan by stockholders of the Company and, in each case, the date of grant shall be determined without reference to the date of approval of the Plan by the stockholders of the Company.

SECTION 12. Termination. The Plan shall terminate as of December 31, 2004; provided, however, that the Board of Directors may terminate the Plan at any time prior thereto. Termination of the Plan shall not impair any of the rights or obligations under any Option granted under the Plan without the consent of the Optionee.

SECTION 13. Employment Status. The transfer of employment from the Company to a Subsidiary of the Company, or from a Subsidiary to the Company, or from a Subsidiary to another Subsidiary, shall not constitute a termination of employment for the purpose of the Plan. Options granted under the Plan shall not be effected by any change of status in connection with the employment of the Optionee or by leave of absence authorized by the Company or a Subsidiary.

SECTION 14. Proceeds from Sale of Stock. Proceeds from the sale of Common Stock issued upon the exercise of Options granted pursuant to the Plan shall be added to the general funds of the Company.

SECTION 15. Exemption from Liability. The members of the Committee and of the Board of Directors of the Company and each of them, shall be free from all liability, joint or several, for their acts, omissions and conduct, and for the acts, omissions and conduct of their duly constituted agents, in carrying out the responsibilities of said Board of Directors under the Plan, and the Company shall indemnify and save them and each of them harmless from the effects and consequences of their acts, omissions and conduct in their official capacity, except to the extent that such effects and consequences shall result from their own willful misconduct.

        No member of the Committee shall, in the absence of bad faith, be liable for any act or omission with respect to service on the Committee. Service on the Committee shall constitute as a Director of the Company so that members of the Committee shall be entitled to indemnification pursuant to the Company's Certificate of Incorporation and By-Laws.

SECTION 16. Right to Repurchase. In the event a person who has acquired Common Stock pursuant to an Option granted under the Plan offers to sell shares of such Stock, the Company shall have the first right of purchase. Such person shall make a written offer to the Company and the Company shall have first right of purchase, and if it exercises this right, and long as its stock is traded over-the-counter, the amount payable for each share of Common Stock shall be the mean bid and ask prices as of the most recently published quotation of the bid and ask prices prior to the date of offer to sell as such published quotation is evidenced in the Midwest Edition of The Wall Street Journal for such Stock. If the Company wishes to exercise its right to purchase, the Company must express its decision in a written statement signed by an official representative of the Company and the statement must be delivered to the person offering the Common Stock within two regular business days from the date the person offers to sell the Stock.

SECTION 17. Governing Laws. The Plan shall be construed, administered and governed in all respects under and by the Laws of the State of Illinois. Each Option Agreement granted under the Plan shall be construed, administered and governed in all respects under and by the laws of the State of Illinois.

SECTION 18. Adoption by Subsidiaries. Any Subsidiary of the Company may adopt the Plan by means of a resolution of such Subsidiary's board of directors for the benefit of its key employees; provided, however, such adoption must have prior approval of the Board of Directors of the Company as evidenced by a resolution of the Board.

SECTION 19. Taxes. At the time of exercise of any Option, as a condition of the exercise of such Option, the Company may require the Optionee to pay the Company an amount equal to the amount of tax the Company or any Subsidiary may be required to withhold to obtain a deduction for federal and state income tax purposes as a result of the exercise of such Option by the Optionee or to comply with applicable law.






















                                                            APPENDIX B


                   PREMIER FINANCIAL SERVICES, INC.
      SENIOR LEADERSHIP AND DIRECTORS DEFERRED COMPENSATION PLAN


     The Premier Financial Services, Inc. Senior Leadership and Directors Deferred Compensation Plan was established effective August 1, 1994, for the Senior Leadership Employees and members of the Board of Directors of Premier Financial Services, Inc. The purpose of the Plan is to permit Senior Leadership Employees and Directors to contribute a portion of their Compensation on a pre-tax basis toward retirement benefits, enhance the overall effectiveness of the Premier Financial Services, Inc. executive compensation program and to attract, retain and motivate such individuals.

     Accordingly, Premier Financial Services, Inc. hereby adopts the Plan pursuant to the terms and provisions set forth below:


Section 1.  Definitions

     Wherever used herein the following terms shall have the meanings hereinafter set forth:

 1.1 "Account" or "Accounts" means the account or accounts maintained under the Plan by the Company in the Participant's name, including the Participant's Employer Contribution Account and Compensation Deferral Account.

 1.2  "Board" means the Board of Directors of the Company.

 1.3 "Bonus" means the additional cash remuneration payable to a Participant annually pursuant to an Employer's performance compensation program or any other plan, program or arrangement under which an Employer pays an amount of cash remuneration to a Participant above such Participant's Base Salary.

 1.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations relating thereto.

 1.5 "Company" means Premier Financial Services, Inc., a Delaware corporation, or, to the extent provided in Section 6.8 below, any successor corporation or other entity resulting from a merger or consolidation into or with the Company or a transfer or sale of substantially all of the assets of the Company.

 1.6  "Company Stock" means the common stock of the Company.

 1.7 "Compensation" means a Participant's Salary, Bonus or Directors Fees payable in any calendar year. Compensation deferrals elected under this Plan shall not effect the determination of compensation or earnings for purposes of any other plan, policy or program (including, but not limited to, the Qualified Savings Plan and any other nonqualified plan) maintained by an Employer.

 1.8 "Compensation Deferral Account" means the account or accounts maintained under the Plan by the Company in the Participant's name to which the Participant's Deferral Contributions are credited in accordance with the Plan. A Participant shall be fully vested in the amount in his Compensation Deferral Account at all times.

 1.9 "Compensation Deferral Contribution" means the amount of Compensation a Participant elects to defer under Section 2.1 of the Plan.

1.10  "Director" means an individual who is a member of the Board.

1.11 "Director's Fees" means the annual and periodic fees paid to the Director by the Company for service on the Board.

1.12 "Disability" means a Participant is permanently and totally disabled as determined in the sole discretion of the Company.

1.13 "Employer" means the Company and any Affiliated Company that adopts the Plan with the Company's consent. "Affiliated Company" means a business entity that is a member of a controlled group of corporations (as such term is defined in the Code) that includes the Company. An Affiliated Company may adopt the Plan on behalf of its Senior Leadership Employees, by resolution of its Board of Directors, approved in writing by the Company.

1.14 "Employer Contribution Account" means the account or accounts maintained under the Plan by the Company in the Participant's name to which Employer Matching Contributions are credited in accordance with the Plan.

1.15 "Employer Matching Contribution" means the contribution made by each Employer under the Plan based on a Participant's Compensation Deferral Contributions, according to Section 2.2 of the Plan.

1.16 "Employment Termination" means the date of (i) a Senior Leadership Employee's termination of employment with the Employer; or (ii) a Director's termination of service on the Board, and shall include such termination for any reason, unless expressly indicated otherwise.

1.17 "Participant" means a Senior Leadership Employee of an Employer who is eligible for participation pursuant to Section 1.23 or a Director who has completed the election and enrollment form provided by the Company. A Participant who is demoted out of a covered salary tier will continue as a Participant as to his existing Accounts, but shall not be eligible to make further Compensation Deferral Contributions or receive Employer Matching Contributions.

1.18  "Plan" means the Premier Financial Services, Inc. Senior
Leadership and Director's Deferred Compensation Plan, as set forth herein and as hereinafter amended from time to time.

1.19 "Plan Year" means the calendar year, which is the Company's fiscal year; except that, the period from the August 1, 1994 effective date of the Plan to December 31, 1994, shall be a short Plan Year.

1.20 "Qualified Savings Plan" means the Premier Financial Services, Inc. Employee Savings and Stock Plan and Trust, as amended from time to time, and each successor or replacement plan.

1.21 "Retirement Date" means the first day of the calendar month coincident with or next following the date on which a Participant has:
(i) attained age 55 years and completed at least 10 Years of Service; or
(ii) attained age 60 years.

1.22 "Salary" means a Participant's annual base salary rate for the Plan Year, as specified by an Employer prior to each Plan Year, but including a Participant's variable compensation.

1.23 "Senior Leadership Employee" means each executive employee of the Company designated as a Senior Leadership Employee by the Chief
Executive Officer and approved by the Board.

1.24 "Trust" means the trust agreement entered into by the Company under which the Employers agree to contribute to a Trust for the purpose of accumulating assets to assist the Employers in fulfilling their obligations to Participants hereunder. Such Trust Agreement shall be substantially in the form of the model trust agreement set forth in Internal Revenue Service Revenue Procedure 92-64, or any subsequent Internal Revenue Service Revenue Procedure, and shall include provisions required in such model trust agreement that all assets of the Trust shall be subject to the creditors of the Employers in the event of insolvency.

1.25 "Years of Service" means the number of consecutive 12-month periods of the Participant's employment with an Employer (including years of employment prior to the date on which an Employer became an Affiliated Company). No credit shall be given for partial years of employment or periods of employment preceding an Employment Termination and return to work.

1.26 Words in the masculine gender shall include the feminine and the singular shall include the plural, and vice versa, unless qualified by the context. Any headings used herein are included for ease of reference only and are not to be construed so as to alter the terms hereof.


Section 2.  Compensation Deferral Contributions and
            Employer Matching Contributions

 2.1 Compensation Deferral Elections. Any Senior Leadership Employee or Director may elect to become a Participant under the Plan by completing the election form provided by the Company. A Participant may elect to defer annually the receipt of a portion of the Compensation otherwise payable to him by an Employer in any Plan Year. The amount of Compensation deferred by a Participant shall be a fixed amount or percentage of such Compensation, but shall not exceed: (i) twenty percent (20%) of such Participant's Base Salary; (ii) fifty percent (50%) of such Participant's Annual Bonus; (iii) and one hundred percent (100%) of such Participant's Director's Fees.

     The election by which a Participant elects to defer compensation as provided in this Plan shall be in writing, signed by the Participant, and delivered to the Company prior to January 1 of the Plan Year in which the Compensation to be deferred is otherwise payable to the Participant; except that:

          (a) in the year in which the Plan is initially implemented, a Participant may make an election to defer Compensation for services to be performed subsequent to the election and within 30 days after the Plan is effective; and

          (b) in the year in which a Participant first becomes eligible to participate in the Plan, such Participant may make an election to defer Compensation for services to be performed within 30 days after the date he becomes eligible.

Any deferral election made by the Participant shall be irrevocable with respect to the Compensation covered by such election.

     2.2 Employer Matching Contributions. Each Employer shall make a matching contribution on behalf of Participants in its employ who have elected to make Compensation Deferral Contributions. The Company shall make a matching contribution on behalf of Participants who are Directors and who elect to make Compensation Deferral Contributions. The amount of Employer Matching Contributions made on behalf of each Participant shall equal twenty-five percent (25%) of such Participants Compensation Deferral Contributions made under this Plan. Employer Matching Contributions required under this Section shall be made monthly.

     2.3 Investment of Participant's Accounts. Participant's Compensation Deferral Contributions and Employer Matching Contributions shall be contributed by the Employers to, and held and invested under, the Trust. Participants' Compensation Deferral Accounts and Employer Contribution Accounts and other assets of the Trust shall be invested in shares of Company Stock, except that excess amounts that are insufficient to purchase shares of Company Stock may be held in cash until such amounts are sufficient to purchase Company Stock.

     All Compensation Deferral and Employer Matching Contributions shall be credited to a Participant's Accounts and invested in shares of Company Stock as of the last day of the month during which the Compensation amounts would have been paid to the Participant, if not deferred. Any amount of Company Stock held in a Participant's Account that is forfeited according to Sections 2.4, 2.5, 3.5 or 3.6 shall be applied toward Employer Matching Contributions required for that month under Section 2.2 and this Section.

     The trustee under the Trust shall purchase shares of Company Stock in the market on or as soon as practical after the date it receives Participants' Compensation Deferral Contributions and Employer Matching Contributions. The Company may, in its discretion contribute Company Stock to the Trust in an amount equal to the Participants' Compensation Deferral Contributions and Employer Matching Contributions for the month, valued as of the date of such contribution by the Company. Dividends on shares of Company Stock held in Participants' Accounts shall be credited to such Accounts. Cash dividends shall be reinvested in Company Stock as soon as practicable.

     Participants' Compensation Deferral Accounts and Employer Matching Contribution Accounts shall be invested in shares of Company Stock until such amounts are distributed to the Participant after the Participant's Employment Termination. The Company shall provide each Participant with a written statement of his Accounts at least annually.

     2.4 Vesting of Participants' Accounts. A Participant shall be fully vested in the amount of his Compensation Deferral Account at all times. A Participant shall be vested in the amount of Employer Matching Contributions made on his behalf in any Plan Year on the date that is the earlier of (i) the last day of the Plan Year that begins three years after the end of the Plan Year in which such Employer Matching Contributions were made (e.g., vesting on December 31, 1997 for Employer Matching Contributions made in 1994); (ii) the date of the Participant's Employment Termination on account of death or Disability; or (iii) the Participant's Retirement Date.

     A Participant whose Employment Termination occurs prior to his Retirement Date and for a reason other than death or Disability, shall forfeit the amount of Company Stock attributable to any Employer Matching Contributions in his Employer Contribution Account that is not vested. A Participant covered by Section 2.5 below shall forfeit all Company Stock attributable to Employer Matching Contributions in his Employer Contribution Account.

     2.5 Forfeiture Due to Competition or Confidentiality Breach. A Senior Leadership Employee may not, except with the express prior written consent of the Company, for a period of two (2) years after the Employee's Employment Termination (the "Restrictive Period"), directly or indirectly compete with the business of the Employers, including, but not by way of limitation, by directly or indirectly owning, managing, operating, controlling, financing, or by directly or indirectly serving as an employee, officer, or director of or consultant to, or by soliciting or inducing, or attempting to solicit or induce, any employee or agent of an Employer to terminate employment with the Employer, and become employed by any person, firm, partnership, corporation, trust or other entity which owns or operates, a bank, savings and loan association, credit union or similar financial institution (a "Financial Institution") within a twenty-five (25) mile radius of (i) an Employer's main office or (ii) the office of any Employer's Affiliated Companies (the "Restrictive Covenant"). The foregoing Restrictive Covenant shall not prohibit a Senior Leadership Employee from owning directly or indirectly capital stock or similar securities which are listed on a securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System which do not represent more than one percent (1%) of the outstanding capital stock of any Financial Institution.

     At all times during and after employment with an Employer or service on the Board, a Participant shall keep secret and inviolate all knowledge or information of a confidential nature relating to the business and financial affairs of the Employers, including, without limitation, all unpublished matters relating to the business, properties, accounts, books, records, customers, trade secrets, and contracts of the Employers (the "Confidentiality Clause").

     If a Participant violates the Restrictive Covenant or the Confidentiality Clause all amounts in the Participant's Employer
Contribution Accounts shall be forfeited; except that this Section 2.5 shall become ineffective upon a Change in Control of the Company.

     2.6 Full Vesting Upon Change in Control. A Participant shall become fully vested in all Employer Matching Contributions made on his behalf in any Plan Year upon the occurrence of a Change in Control of the Company. For purposes of this Plan, a "Change in Control" of the Company shall be deemed to have occurred if:

          (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, except that a person shall be deemed the "beneficial owner" of all shares that any such person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, options or otherwise, without regard to the sixty day period referred to in such Rule), directly or indirectly, of securities representing 25% or more of the combined voting power of the Company's then outstanding securities; provided, however, that the following acquisitions shall not constitute a Change in
     Control: (i) any acquisition directly from the Company; (ii) any acquisition by the Company; or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company; or

          (b) at any time during any period of two consecutive years (not including any period prior to January 1, 1994) individuals who at the beginning of such period constituted the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation or proxies or consents by or on behalf of a person other than the Board.

     2.7  Cessation of Deferrals.  All Compensation Deferral
Contributions and Employer Matching Contributions shall cease upon a Participant's Employment Termination.


Section 3.     Distribution of Participants' Accounts

     3.1 Distribution of Participants' Accounts. Upon a Participant's Employment Termination, the Participant's Compensation Deferral Accounts and the vested portion of the Participant's Employer Contribution Accounts shall be distributed to the Participant, in accordance with
Section 3.2 and 3.3 below. A Participant's Accounts shall be distributed in cash or Company Stock, at the discretion of the Company.

     3.2 Form of Distribution. Each Participant shall elect the form and timing of the distribution of his Accounts, at the time the Participant elects Compensation Deferral Contributions under Section 2.1 above. The Participant may elect to have his Accounts distributed as follows:
          (a)  in a lump sum distribution; or

          (b) in substantially equal monthly installment payments over a fixed period of 5, 10 or 15 years

     Notwithstanding the foregoing, if the value of the Participant's Accounts is less than $5,000 at any time after the Participant's Employment Termination, such Accounts shall be distributed to the Participant (or the Participant's beneficiary) in a single lump sum, as soon as practicable. If the Participant fails to elect a form or period of distribution, the Participant's Accounts will be paid in a manner selected by the Company.

     3.3 Commencement of Distribution. Each Participant shall elect, at the time of his election to make Compensation Deferral Contributions, the commencement date for distribution of such Contributions (and any Employer Matching Contributions attributable thereto), as of one of the following dates: (i) within 60 days after the Participant's Employment Termination; (ii) on the January 1 next following the Participant's Employment Termination; or (iii) on a date that is a specified number of years after the Participant's Employment Termination, but no later than the earlier of (A) ten years after the Participant's Employment Termination, or (B) the date the Participant attains age 70 years.

     3.4 Distribution Due to Death. If a Participant dies before complete distribution of his Accounts, any remaining amount in the Participant's Accounts shall be distributed to the beneficiary designated by the Participant in the form and period elected by the Participant; except that, if the amount in the Participant's Accounts as of the date of the Participant's death is $10,000 or less, such amount shall be paid to the designated beneficiary in a single lump sum payment. If a Participant has not designated a beneficiary under the Plan, or if no designated beneficiary is living on the date of distribution hereunder, amounts distributable pursuant to this Section shall be distributed to those persons or entities entitled to receive distributions of the Participant's accounts under the Qualified Savings Plan.

     3.5 Change in Distribution Election. The Company may permit a Participant to change his election as to form, period or commencement of distribution of his Accounts. A Participant may request such a change by writing filed with the Company. In the event a Participant changes his election as to form, period or commencement of distribution within 18 months prior to his Retirement Date or other Employment Termination for a reason other than death or Disability, the amount distributable from such Participant's Accounts will be reduced by 10 percent. This reduction will be forfeited. This reduction is intended to discourage Participants from changing their elections as to distribution and prevent Participants from being in constructive receipt of their Accounts upon their Employment Termination.

     3.6 Unscheduled Withdrawal Right. A participant may request an unscheduled withdrawal of all or any portion of his Accounts (to the extent vested) before or after his Employment Termination by written notice to the Company; provided that, the amount distributable from such Participant's Accounts will be reduced by 10 percent. This reduction will be forfeited. If a Participant elects an unscheduled withdrawal under this Section prior to Employment Termination, the Participant would not be permitted to elect Compensation Deferral Contributions for a period of thirty-six months following the date of such withdrawal. This reduction and ineligibility period is intended to discourage Participants from requesting withdrawals (other than on account of an unforeseeable emergency) and prevent Participants from being deemed in constructive receipt of their Accounts.

     3.7 Hardship Distribution. A Participant may request, by writing filed with the Company, that a distribution be made to him of all or part of the amount then credited to his Accounts (to the extent vested) on account of a severe financial hardship. The Company will approve such a distribution to the Participant only in the event of an unforeseeable emergency. An "unforeseeable emergency" is an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to such Participant if early withdrawal were not permitted. An unforeseeable emergency that results in severe financial hardship is an unexpected illness or accident of the Participant or a dependent, loss of a Participant's property due to casualty, or other similar, extraordinary unforeseeable circumstances beyond the control of the Participant. The severe financial hardship may not be relieved by an early distribution under this Plan to the extent it might otherwise be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of a Participant's assets, or by cessation of Compensation deferrals under the Plan. Any hardship distribution under this Section will be limited to the amount necessary to meet the emergency.

     3.8 Limitation on Distribution. Notwithstanding the foregoing provisions of the Plan relating to distribution of Participant's Accounts, if distribution of a Participant's Accounts in any calendar year would not be deductible by an Employer because of the limitations of Code Section 162(m), such distribution shall be postponed in whole or in part, in the sole discretion of the Company, until the first calendar year in which such distribution would not be limited as to deductibility by Code Section 162(m).


Section 4.     Administration of the Plan

     4.1 Administration by the Company. The Company shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof.

     4.2 Power and Duties of Company. The Company shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan. The Company shall interpret the Plan and shall determine all questions arising in the administration, interpretation, and application of the Plan, including but not limited to, questions of eligibility and the status and rights of employees, Participants and other persons. Any such determination by the Company shall be conclusive and binding on all persons. The regularly kept records of the Company shall be conclusive and binding upon all persons with respect to a Participant's date and length of employment, Years of Service, time and amount of Compensation and the manner of payment thereof, type and length of any absence from work and all other matters contained therein relating to Participants. To the extent not inconsistent with this Plan, all terms and provisions set forth in the Qualified Savings Plan with respect to the administrative powers and duties of the Company, expenses of administration, and procedures for filing claims, also shall be applicable with respect to this Plan.


Section 5.  Amendment or Termination

     5.1 Amendment or Termination. The Company intends the Plan to be permanent but reserves the right to amend or terminate the Plan, or terminate the Plan as it applies to any Employer. Any such amendment or termination shall be made pursuant to a written resolution of the Board and shall be effective as of the date of such resolution.

     5.2 Effect of Amendment or Termination. No amendment or termination of the Plan shall divest any Participant or beneficiary of the amount in the Participant's Accounts, or of any rights to which the Participant would have been entitled if the Plan had been terminated immediately prior to the effective date of such amendment or termination. Upon termination of the Plan, all Participants shall become fully vested in the amounts in their Accounts and distribution of Participants' Accounts shall be made to Participants, unless the Company determines to distribute all Accounts in lump sums. No Compensation Deferral or Employer Matching Contributions shall be permitted after termination of the Plan.


Section 6.     General Provisions

     6.1  Participant's Rights Unsecured.  Except as set forth in
Section 2.3, the Plan at all times shall be entirely unfunded and no provisions shall at any time be made with respect to segregating any assets of an Employer for payment of any benefits hereunder. The right of a Participant of the Participant's beneficiary to receive a distribution of the Participant's Accounts hereunder shall be an unsecured claim against the general assets of the Employers, and neither the Participant nor a beneficiary shall have any rights in or against any specific assets of the Employers.

     6.2 General Conditions. Any benefit payable under the Qualified Savings Plan shall be paid solely in accordance with the terms and conditions of the Qualified Savings Plan, and nothing in this Plan shall operate or be construed in any way to modify, amend or affect the terms and provisions of the Qualified Savings Plan.

     6.3 No Guaranty of Benefits. Nothing contained in the Plan shall constitute a guaranty by the Employers or any other person or entity that the assets of the Employers will be sufficient to pay any benefit hereunder. No Participant or other person shall have any right to receive a benefit or a distribution of Accounts under the Plan except in accordance with the terms of the Plan.

     6.4 No Enlargement of Employee Rights. Establishment of the Plan shall not be construed to give any Participant the right to be retained in the service of an Employer.

     6.5 Spendthrift Provision. No interest of any person or entity in, or right to receive a distribution under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a distribution be taken, either voluntarily or involuntarily for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

     6.6 Applicable Law. The Plan shall be construed and administered under the laws of the State of Illinois except to the extent preempted by federal law.

     6.7 Incapacity of Recipient. Subject to applicable law, if any person entitled to a payment under the Plan is deemed by the Company to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Company may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Company and the Plan therefor.

     6.8 Corporate Successors. The Plan shall not be automatically terminated by a transfer or sale of assets of the Company, or by the merger or consolidation of the Company into or with any other corporation or other entity, but the Plan shall be continued after such sale, merger or consolidation only if and to the extent that the transferee, purchaser or successor entity agrees to continue the Plan. In the event that the Plan is not continued by the transferee, purchaser or successor entity, the Plan shall terminate subject to the provisions of Section 5.2.

     6.9 Unclaimed Benefit. Each Participant or beneficiary shall keep the Company informed of his or her current address. The Company shall not be obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Company within three years after the date on which payment of the Participant's benefits under the Plan may first be made, payment may be made as though the Participant had died at the end of the three-year period. If, within one additional year after such three-year period has elapsed, or, within three years of the actual death of a Participant, the Company is unable to locate any beneficiary of the Participant, then the Company shall have no further obligation to pay any benefit hereunder to such Participant or beneficiary or any other person and such benefit shall be irrevocably forfeited.

     6.10 Limitations on Liability. Notwithstanding any of the preceding provisions of the Plan, none of the Employers nor any individual acting as an employee or agent of an Employer, shall be liable to any Participant, former Participant or any beneficiary or other person for any claim, loss, liability or expense incurred in connection with the Plan.

     6.11 Claims Procedure. In the event that a Participant's claim for benefits under the Plan is denied in whole or in part by the Company, the Company will notify the Participant (or beneficiary) of the denial. Such notification will be made in writing, within 90 days of the date the claim is received by the Company. The notification will include: (i) the specific reasons for the denial; (ii) specific reference to the Plan provisions upon which the denial is based; (iii) a description of any additional information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (iv) an explanation of the applicable review procedures.

     The Participant (or beneficiary) has 60 days from the date he receives notice of a claim denial to file a written request for review of the denial with the Company. The Company will review the claim denial and inform the Participant (or beneficiary) in writing of its decision within 60 days of the date the claim review request is received by the Company. This decision will be final.